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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                 OCTOBER 9, 2000
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

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                     ALLIED RISER COMMUNICATIONS CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                   ----------


               DELAWARE                                1-15425                              75-2789492
       (STATE OF INCORPORATION)                (COMMISSION FILE NUMBER)                   (IRS EMPLOYER
                                                                                      IDENTIFICATION NUMBER)


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            1700 PACIFIC AVENUE, SUITE 400, DALLAS, TEXAS 75201-4679
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)



                                 (214) 210-3000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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ITEM 5. OTHER EVENTS.

         On October 9, 2000, Margaret Wilderotter and Jeffrey Weitzen resigned from the Board of Directors. Effective October 13, 2000, David Crawford resigned as Chief Executive Officer and as a member of the Board of Directors. Gerald Dinsmore, who will become a member of the Board of Directors, assumed the role of President and Chief Executive Officer. On October 13, 2000, Allied Riser Communications Corporation issued a press release. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibits:

             Exhibit
             Number       Description

             99.1         Press Release, dated October 13, 2000 (filed herewith)


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   ALLIED RISER COMMUNICATIONS CORPORATION



                                        By:  /s/ MICHEL R. CARPER
                                             -----------------------
                                             Michel R. Carper
                                             Senior Vice President and General
                                             Counsel

Date:    October 16, 2000



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                               INDEX TO EXHIBITS

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
EXHIBIT
NUMBER                   DESCRIPTION
-------                  -----------

  99.1                   Press Release, dated October 13, 2000 (filed herewith)
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